FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          January 17, 2001



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On January 17, 2001, US Airways Group, Inc. and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and year ended December 31, 2000, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).




Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated January 17, 2001 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: January 17, 2001  By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: January 17, 2001  By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer




            (this space intentionally left blank)


Exhibit 99

  US AIRWAYS GROUP REPORTS LOSS OF $269 MILLION FOR FULL YEAR 2000

     ARLINGTON, Va., Jan. 17, 2001 - US Airways Group, Inc. reported today that it had a net loss of $269 million, or $4.02 per diluted common share, for the full year 2000.

     For the fourth quarter of 2000, the company reported a net loss of $101 million, or $1.50 per diluted common share.

     "US Airways employees continue to do a terrific job in providing superior service to our customers. However, high fuel prices and expanding low-cost and network carrier competition have combined to produce disappointing financial results for the company," US Airways President and CEO Rakesh Gangwal said.

     US Airways Chairman Stephen M. Wolf said that the company remains focused both on operational performance and the proposed merger with United Airlines.

     "This merger will have a very positive impact not only on the job prospects of US Airways' 45,000 employees but also on service and competition throughout US Airways' service area. The economic impact of the truly national and international network that will result from our merger with United bodes well for both the traveling public and the communities we serve," Wolf said.

     For the 12 months ended Dec. 31, 2000, US Airways Group had operating revenues of $9.3 billion, an increase of 7.8 percent over 1999. Operating expenses increased 10.2 percent to $9.3 billion, primarily as a result of increased fuel costs. The operating loss for the year was $53 million, and compares to operating income for 1999 of $136 million. The loss for the year of $166 million (excluding the previously reported cumulative effect of a change in accounting principle) compares to a profit of $197 million in 1999. The loss per diluted common share of $2.47 compares to a profit of $2.64 in 1999.


-more-
US AIRWAYS GROUP REPORTS LOSS
OF $269 MILLION FOR FULL YEAR 2000
Jan. 17, 2001
Page Two

     Total revenue passenger miles for the full year 2000 were up
12.4 percent while total available seat miles increased 11.7 percent. This resulted in a passenger load factor increase for the year of 0.4 percentage points to 70.3 percent. Passenger revenue per available seat mile decreased 4.4 percent while cost per available seat mile fell 2.1 percent. The break-even load factor increased 3.7 percentage points to 73.3 percent. The cost of aviation fuel per gallon was
95.81 cents, an increase of 63.4 percent.

     For the three months ended Dec. 31, 2000, US Airways Group had operating revenues of $2.4 billion, an increase of 10.4 percent over 1999, while operating expenses rose 8.3 percent to $2.4 billion, primarily as a result of increased fuel costs. There was an operating loss for the quarter of $88 million, as compared to a loss of $121 million in the fourth quarter of 1999. The net loss for the quarter of $101 million compares to a net loss of $81 million in the fourth quarter of 1999. Net loss per diluted common share of $1.50 compares to a net loss per diluted common share in 1999 of $1.16.

     Total revenue passenger miles for the three months ended Dec. 31, 2000 were up 16.3 percent, while total available seat miles increased 13.2 percent. The passenger load factor for the quarter was
69.3 percent, an increase of 1.9 percentage points over 1999. Passenger revenue per available seat mile decreased 3.6 percent while cost per available seat mile decreased 2.9 percent. The break-even load factor increased 2.8 percentage points to 74.2 percent. The cost of aviation fuel per gallon was $1.09, an increase of 47.2 percent over 1999.

     The fourth quarter results include an $18 million pretax impairment loss related to warrants the company holds in Priceline.com. Full year 2000 results also include a $103 million, net of tax, cumulative effect of accounting change. Excluding the Priceline.com loss, diluted loss per share before the cumulative effect of accounting change was $2.30 for 2000 compared to last year's diluted earnings per share excluding nonrecurring and unusual items of $0.50. Excluding these items, operating loss was $53 million compared to an operating income of $181 million in 1999, and loss before the cumulative effect of accounting change for 2000 was $154 million versus income of $37 million for 1999.

     Excluding the Priceline.com impairment loss, diluted loss per share for the fourth quarter of 2000 was $1.33 compared to last year's diluted loss per share excluding nonrecurring and unusual items of $0.68. Excluding these items, fourth quarter operating loss was $88 million compared to an operating loss of $60 million in 1999. Adjusted for these items, net loss was $89 million versus $47 million for the prior year quarter.
-30-
NUMBER:  4020

                       US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Three Months Ended December 31,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    2,103    $    1,896       10.9
 Cargo and freight                   44            40       10.0
 Other                              209           199        5.0
                              ---------     ---------
   Total Operating Revenues       2,356         2,135       10.4

Operating Expenses
 Personnel costs                    968           873       10.9
 Aviation fuel                      380           237       60.3
 Commissions                         91           111      (18.0)
 Aircraft rent                      138           123       12.2
 Other rent and landing fees        112           109        2.8
 Aircraft maintenance               123           131       (6.1)
 Other selling expenses              91            82       11.0
 Depreciation and amortization       92           151      (39.1)
 Other                              449           439        2.3
                              ---------     ---------
   Total Operating Expenses       2,444         2,256        8.3
                              ---------     ---------
   Operating Income (Loss)          (88)         (121)     (27.3)

Other Income (Expense)
 Interest income                     22            18       22.2
 Interest expense                   (65)          (49)      32.7
 Interest capitalized                 8             9      (11.1)
 Gain on sale of investment          --            --         --
 Other, net                         (23)            8         NM
                              ---------     ---------
   Other Income (Expense), Net      (58)          (14)     314.3
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of
 Accounting Change                 (146)         (135)       8.1

   Provision (Credit) for
   Income Taxes                     (45)          (54)     (16.7)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (101)          (81)      24.7

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $63 Million         --            --         --
                              ---------     ---------
Net Income (Loss)            $     (101)   $      (81)      24.7
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
   of Accounting Change      $    (1.50)   $    (1.16)      29.3
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (1.50)   $    (1.16)      29.3
                              =========     =========

 Diluted
  Before Cumulative Effect
   of Accounting Change      $    (1.50)   $    (1.16)      29.3
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (1.50)   $    (1.16)      29.3
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,031        69,347
 Diluted                         67,031        69,347

NM - Not Meaningful

                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Twelve Months Ended December 31,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    8,341    $    7,685        8.5
 Cargo and freight                  164           149       10.1
 Other                              764           761        0.4
                              ---------     ---------
   Total Operating Revenues       9,269         8,595        7.8

Operating Expenses
 Personnel costs                  3,637         3,380        7.6
 Aviation fuel                    1,284           727       76.6
 Commissions                        371           484      (23.3)
 Aircraft rent                      519           466       11.4
 Other rent and landing fees        448           430        4.2
 Aircraft maintenance               504           498        1.2
 Other selling expenses             419           379       10.6
 Depreciation and amortization      369           401       (8.0)
 Other                            1,771         1,694        4.5
                              ---------     ---------
   Total Operating Expenses       9,322         8,459       10.2
                              ---------     ---------
   Operating Income (Loss)          (53)          136         NM

Other Income (Expense)
 Interest income                     76            66       15.2
 Interest expense                  (251)         (193)      30.1
 Interest capitalized                33            38      (13.2)
 Gain on sale of investment          --           274         NM
 Other, net                         (28)           24         NM
                              ---------     ---------
   Other Income (Expense), Net     (170)          209         NM
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of
 Accounting Change                 (223)          345         NM

   Provision (Credit) for
   Income Taxes                     (57)          148         NM
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (166)          197         NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $63 Million       (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (269)   $      197         NM
                              =========     =========
Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
   of Accounting Change      $    (2.47)   $     2.69         NM
  Cumulative Effect of
   Accounting Change         $    (1.55)   $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (4.02)   $     2.69         NM
                              =========     =========

Diluted
 Before Cumulative Effect
  of Accounting Change       $    (2.47)   $     2.64         NM
 Cumulative Effect of
  Accounting Change          $    (1.55)   $       --         --
                              ---------     ---------
 Net Earnings (Loss) per
  Common Share               $    (4.02)   $     2.64         NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           66,855        73,316
 Diluted                         66,855        74,603

NM - Not Meaningful

                        US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Three Months Ended December 31,
                              -----------------------------------
                                2000                        %
                              (Note 1)        1999        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,933    $    1,687       14.6
 US Airways Express
  transportation revenues           229           199       15.1
 Cargo and freight                   43            38       13.2
 Other                              142           179      (20.7)
                              ---------     ---------
  Total Operating Revenues        2,347         2,103       11.6

Operating Expenses
 Personnel costs                    910           810       12.3
 Aviation fuel                      360           219       64.4
 Commissions                         85           100      (15.0)
 Aircraft rent                      124           107       15.9
 Other rent and landing fees        107            99        8.1
 Aircraft maintenance               103           107       (3.7)
 Other selling expenses              84            73       15.1
 Depreciation and amortization       88           143      (38.5)
 US Airways Express capacity
  purchases                         205           168       22.0
 Other                              362           392       (7.7)
                              ---------     ---------
  Total Operating Expenses        2,428         2,218        9.5
                              ---------     ---------
  Operating Income (Loss)           (81)         (115)     (29.6)

Other Income (Expense)
 Interest income                     21            30      (30.0)
 Interest expense                   (65)          (50)      30.0
 Interest capitalized                 4             3       33.3
 Gain on sale of investment          --            --         --
 Other, net                         (21)            8         NM
                              ---------     ---------
  Other Income (Expense), Net       (61)           (9)     577.8
                              ---------     ---------
Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                 (142)         (124)      14.5

  Provision (Credit) for
   Income Taxes                     (44)          (47)      (6.4)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                  (98)          (77)      27.3

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million                --            --         --
                              ---------     ---------
Net Income (Loss)            $      (98)   $      (77)      27.3
                              =========     =========

NM - Not meaningful

Note 1. Results for the three months ended December 31,2000 include the activity of the former Shuttle, Inc. Results for the twelve months ended December 31, 2000 include the activity of the former Shuttle, Inc. beginning July 1, 2000, the merger date.


                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Twelve Months Ended December 31,
                              ----------------------------------
                                2000                       %
                              (Note 1)        1999       Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    7,556    $    6,848       10.3
 US Airways Express
  transportation revenues           880           780       12.8
 Cargo and freight                  160           145       10.3
 Other                              585           687      (14.8)
                              ---------     ---------
  Total Operating Revenues        9,181         8,460        8.5

Operating Expenses
 Personnel costs                  3,398         3,142        8.1
 Aviation fuel                    1,205           670       79.9
 Commissions                        342           438      (21.9)
 Aircraft rent                      454           402       12.9
 Other rent and landing fees        417           395        5.6
 Aircraft maintenance               412           397        3.8
 Other selling expenses             382           341       12.0
 Depreciation and amortization      344           370       (7.0)
 US Airways Express capacity
  purchases                         764           634       20.5
 Other                            1,507         1,532       (1.6)
                              ---------     ---------
  Total Operating Expenses        9,225         8,321       10.9
                              ---------     ---------
  Operating Income (Loss)          (44)           139         NM

Other Income (Expense)
 Interest income                    106           199      (46.7)
 Interest expense                  (252)         (195)      29.2
 Interest capitalized                15            18      (16.7)
 Gain on sale of investment          --           274         NM
 Other, net                         (27)           24         NM
                              ---------     ---------
  Other Income (Expense), Net      (158)          320         NM
                              ---------     ---------

Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                 (202)          459         NM

  Provision (Credit) for
   Income Taxes                     (50)          186         NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (152)          273         NM

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million              (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (255)   $      273         NM
                              =========     =========

NM - Not meaningful

Note 1. Results for the three months ended December 31,2000 include the activity of the former Shuttle, Inc. Results for the twelve months ended December 31, 2000 include the activity of the former Shuttle, Inc. beginning July 1, 2000, the merger date.


                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                Three Months Ended December 31,
                                -------------------------------
                                                           %
                                   2000        1999     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 4)                          15,605     14,496     7.7
Total revenue passenger miles
 (millions) (Note 4)               12,173     10,470    16.3
Revenue passenger miles
 (millions)* (Note 4)              12,163     10,450    16.4
Total available seat miles
 (millions) (Note 4)               17,570     15,525    13.2
Available seat miles(millions)*
 (Note 4)                          17,557     15,499    13.3
Passenger load factor* (Note 4)      69.3%      67.4%    1.9 pts.
Break-even load factor (Note 2)      74.2%      71.4%    2.8 pts.
Yield* (Notes 3 and 4)              15.90c     16.94c   (6.1)
Passenger revenue per available
 seat mile* (Notes 3 and 4)         11.01c     11.42c   (3.6)
Revenue per available seat mile
 (Notes 2, 3 and 4)                 12.06c     12.45c   (3.1)
Cost per available seat mile
 (Notes 2 and 4)                    12.65c     13.03c   (2.9)
Average passenger journey (miles)*
 (Note 4)                             779        721     8.0
Average stage length (miles)*         648        612     5.9
Revenue aircraft miles (millions)*    126        113    11.5
Cost of aviation fuel per gallon   109.27c     74.21c   47.2
Cost of aviation fuel per gallon
 (excluding fuel taxes)            102.48c     68.04c   50.6
Gallons of aviation fuel consumed
 (millions)                           329        295    11.5
Scheduled mileage completion factor* 98.1%      97.9%    0.2 pts.
Number of aircraft in operating
 fleet at period-end (Note 4)         417        387     7.8
Full-time equivalent employees at
 period-end (Note 4)               43,467     42,016     3.5

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude nonrecurring items and the revenues and expenses generated under capacity purchase arrangements US Airways has with certain
        US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101, "Revenue Recognition in Financial
        Statements." The 1999 amounts are presented on a pro forma basis to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 4. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January
1, 1999.


                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                 Twelve Months Ended December 31,
                                 -------------------------------
                                                            %
                                   2000        1999      Change
                                 --------    -------   ---------
Revenue passengers (thousands)*
 (Note 4)                          60,636     57,397     5.6
Total revenue passenger miles
 (millions) (Note 4)               47,065     41,878    12.4
Revenue passenger miles
 (millions)* (Note 4)              47,012     41,793    12.5
Total available seat miles
 (millions) (Note 4)               66,919     59,925    11.7
Available seat miles(millions)*
 (Note 4)                          66,851     59,815    11.8
Passenger load factor* (Note 4)      70.3%      69.9%    0.4 pts.
Break-even load factor (Note 2)      73.3%      69.6%    3.7 pts.
Yield* (Notes 3 and 4)              16.28c     17.15c   (5.1)
Passenger revenue per available
 seat mile* (Notes 3 and 4)         11.45c     11.98c   (4.4)
Revenue per available seat mile
 (Notes 2, 3 and 4)                 12.51c     13.02c   (3.9)
Cost per available seat mile
 (Notes 2 and 4)                    12.72c     12.99c   (2.1)
Average passenger journey (miles)*
 (Note 4)                             775        728     6.5
Average stage length (miles)*         640        616     3.9
Revenue aircraft miles (millions)*    481        437    10.1
Cost of aviation fuel per gallon    95.81c     58.63c   63.4
Cost of aviation fuel per gallon
 (excluding fuel taxes)             89.17c     52.44c   70.0
Gallons of aviation fuel consumed
 (millions)                         1,258      1,143    10.1
Scheduled mileage completion factor* 97.4%      96.7%    0.7 pts.
Number of aircraft in operating
 fleet at period-end (Note 4)         417        387     7.8
Full-time equivalent employees at
 period-end (Note 4)               43,467     42,016     3.5

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude nonrecurring items and the revenues and expenses generated under capacity purchase arrangements US Airways has with certain
        US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101, "Revenue Recognition in Financial Statements." The 1999 amounts are presented on a pro forma basis to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 4. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January
1, 1999.




                    US Airways Group, Inc.           NEWS RELEASE
                    SUPPLEMENTAL SCHEDULE

                          (unaudited)
        (dollars in millions, except per share amounts)


                                 Three Months Ended December 31,
                                ---------------------------------
                                As Reported    Pro Forma     %
                                    2000          1999     Change
                                -----------   -----------  ------
US AIRWAYS GROUP, INC. (Note 1)
Operating Revenues
 Passenger transportation        $  2,103      $  1,934      8.7
 Cargo and freight                     44            40     10.0
 Other                                209           157     33.1
                                  -------       -------
  Total Operating Revenues       $  2,356      $  2,131     10.6
                                  =======       =======
Income (Loss) Before Cumulative
  Effect of Accounting Change    $   (101)     $    (84)    20.2
                                  =======       =======

Earnings (Loss) per Common Share
 Basic - Before Cumulative Effect
          of Accounting Change   $  (1.50)     $  (1.21)    24.0
 Diluted - Before Cumulative Effect
            of Accounting Change $  (1.50)     $  (1.21)    24.0




   Three Months Ended December 31,
                                ---------------------------------
                                As Reported    Pro Forma     %
                                    2000          1999     Change
                                -----------   -----------  ------
US AIRWAYS, INC. (Notes 1 and 2)
Operating Revenues
 Passenger transportation        $  1,933      $  1,770      9.2
 US Airways Express
  transportation revenues             229           199     15.1
 Cargo and freight                     43            39     10.3
 Other                                142           124     14.5
                                  -------       -------
  Total Operating Revenues          2,347         2,132     10.1
  Total Operating Expenses          2,428         2,253      7.8
                                  -------       -------
        Operating Income (Loss)  $    (81)     $   (121)   (33.1)
                                  =======       =======
Income (Loss) Before Cumulative
  Effect of Accounting Change    $    (98)     $    (81)    21.0
                                  =======       =======

NM - Not meaningful

Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 2. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 1999.


                     US Airways Group, Inc.           NEWS RELEASE
                     SUPPLEMENTAL SCHEDULE

                          (unaudited)
          (dollars in millions, except per share amounts)

                                 Twelve Months Ended December 31,
                                ---------------------------------
                                As Reported   Pro Forma      %
                                   2000          1999      Change
                                ----------   -----------   ------

US AIRWAYS GROUP, INC. (Note 1)
Operating Revenues
 Passenger transportation         $  8,341     $  7,826       6.6
 Cargo and freight                     164          149      10.1
 Other                                 764          593      28.8
                                   -------      -------
  Total Operating Revenues        $  9,269     $  8,568       8.2
                                   =======      =======
Income (Loss) Before Cumulative
  Effect of Accounting Change     $   (166)    $    181        NM
                                   =======      =======

Earnings (Loss) per Common Share
 Basic - Before Cumulative Effect
          of Accounting Change    $  (2.47)    $   2.47        NM
 Diluted - Before Cumulative Effect
            of Accounting Change  $  (2.47)    $   2.42        NM



   Twelve Months Ended December 31,
                                ---------------------------------
                                Pro Forma     Pro Forma      %
                                   2000          1999      Change
                                ----------   -----------   ------
US AIRWAYS, INC. (Notes 1 and 2)
Operating Revenues
 Passenger transportation         $  7,654     $  7,166       6.8
 US Airways Express
  transportation revenues              880          780      12.8
 Cargo and freight                     161          146      10.3
 Other                                 553          492      12.4
                                   -------      -------
  Total Operating Revenues           9,248        8,584       7.7
  Total Operating Expenses           9,277        8,463       9.6
                                   -------      -------
        Operating Income (Loss)   $    (29)    $    121        NM
                                   =======      =======
Income (Loss) Before Cumulative
  Effect of Accounting Change     $   (142)    $    262        NM
                                   =======      =======

NM - Not meaningful

Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 2. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 1999.